SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 10, 2019, USA Technologies, Inc. (the “Company”), received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5260(a) due to its failure to hold an annual meeting of shareholders within twelve months following the Company’s fiscal year ended June 30, 2018 (the “Annual Meeting”).

The notice stated that the failure to hold the Annual Meeting served as an additional basis for delisting the Company’s securities, and that the Nasdaq Hearings Panel (the “Panel”) would consider the matter in rendering a determination regarding the Company’s continued listing on The Nasdaq Global Market. The letter also stated that, pursuant to Nasdaq Listing Rule 5810(d), the Company was required to present its views with respect to this additional delinquency to the Panel by July 17, 2019 if they were to be considered by the Panel in making its determination.

As previously disclosed, the Company is also not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. These delinquencies resulted from an internal investigation conducted by the Company’s Audit Committee, the commencement and results of which were disclosed in Current Reports on Form 8-K filed on September 11, 2018 and January 14, 2019, respectively. In this regard, and as previously disclosed, the Company received letters from the Listings Qualification Department notifying the Company that since it had not filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and the Quarterly Reports on Form 10-Q for each of the fiscal quarters ended September 30, 2018, December 31, 2018, and March 31, 2019, the Company’s securities were subject to delisting. Pursuant to applicable Nasdaq rules, the Company requested a hearing with the Panel, and the Panel subsequently determined to continue the Company’s listing pursuant to an exception through September 9, 2019. The Panel’s decision requires the Company to, among other things, become current with its periodic filing requirements by such date and to provide written updates to the Panel on May 30, 2019, June 28, 2019, July 31, 2019, and August 15, 2019. The May 30, 2019 and June 28, 2019 updates were filed as required. As previously reported,  the Company is working diligently to  regain compliance with its periodic reporting requirements, and anticipates doing so by no later than September 9, 2019.

The Company intends to present its views to the Panel with respect to the additional delinquency associated with the failure to timely  hold the Annual Meeting, and to request that the Panel grant an exception in order for the Company to hold the Annual Meeting after it has regained compliance with its periodic reporting requirements. Under applicable Nasdaq rules, the Panel has the discretion to grant an exception of up to 360 days following June 30, 2019 in order for the Company to hold the Annual Meeting. There can be no assurance, however, that the Panel will grant such an exception or grant the Company’s request for continued listing.

Item 8.01.	Other Events

As referred to in Exhibit 10.1 to the Company‘s Current Report on Form 8-K filed on June 28, 2019,  a purported shareholder, City of Warren Police and Fire Retirement System, filed in the Court of Common Pleas of Chester County, Pennsylvania, a purported class action complaint on behalf of all purchasers of common stock pursuant to the follow-on public offering of the Company that closed on May 25, 2018. The complaint named as defendants the Company, its chief executive officer, its then chief financial officer, each of the then serving directors of the Company, and each of the underwriters of the public offering. The complaint alleges violations of the Securities Act of 1933, as amended, due to,  among other things, that the Company’s registration statement used in connection with the public offering purportedly contained untrue statements of material fact or omitted to state other facts necessary to make the statements made therein not misleading. The parties have agreed to extend the time for the defendants to plead or otherwise respond to the complaint until August 19, 2019. The Company intends to vigorously defend this action.

The information in Item 8.01 in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-looking Statements:

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability to complete the financial statements required to be included in its unfiled periodic reports, restatement of the affected financial statements and address any material weaknesses; the timing of completion of  interim reviews and audits by the Company’s independent auditor; whether the Panel would reconsider the terms of the delisting extension based upon any relevant event, condition or circumstance that exists or may develop, including the additional deficiency related to the Company’s failure to convene its Annual Meeting as required by the applicable rule; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatement of the affected financial statements and internal control matters; the risk of litigation or regulatory action arising from the internal investigation and its findings, from the failure to timely file its periodic reports with the Securities and Exchange Commission,  from the restatement of the affected financial statements, from allegations related to the registration statement for the follow-on public offering, or from potential litigation or other claims arising from the derivative demands; any subsequent discovery of additional adjustments to the Company’s previously issued financial statements; the ability of the Company to regain and maintain compliance with Nasdaq’s continued listing requirements; the timing of the review by, and the conclusions of, the Company’s independent auditor with respect to the financial statements; the ability of the Company to successfully defend itself, and the possibility of unfavorable outcomes, in the class action, the shareholder demands for derivative action, and the action filed in Chester County, Pennsylvania, or in possible future legal proceedings; the impact of the pending class action, shareholder demands for derivative action and the Chester County action on the Company’s business, reputation, results of operations and financial condition; and the risk that the filing of the unfiled periodic reports or the restatement of the affected financial statements will take longer than anticipated, resulting in delisting of the Company’s securities. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this Form 8-K. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated:	July 16, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer